UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2006

MEDINA INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50482
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

18 Halevna Street
Timrat, Israel 23840
(Address of principal executive offices and Zip Code)

972 4 604 0486
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” on page 3, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Medina International Corp.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 15, 2006, we completed the acquisition of U.S. Patent No. 6,767,717 and the related technologies from Dr. Ehud Keinan pursuant to the Patent Purchase Agreement entered into between our company and Dr. Keinan. Dr. Keinan executed an assignment of his rights in U.S. Patent No. 6,767,717 and the related intellectual property regarding method and kit to detect peroxide based explosives to our company in exchange for payment of $120,000 from our company.

We are obligated under the Patent Purchase Agreement to raise $1,000,000 (inclusive of the $120,000 paid to Dr. Keinan) through a private placement of our securities within 6 months of closing of the Patent Purchase Agreement to finance the development and marketing of products based on the intellectual property covered by U.S. Patent No. 6,767,717. On March 15, 2006, we completed a private placement of 1,188,000 units of our securities at $1.00 per unit, with each unit comprising one share of our common stock and one share purchase warrant to purchase one share of our common stock at the price of $1.50 per share. We used $120,000 from the proceeds of this private placement to pay Dr. Keinan for our acquisition of U.S. Patent No. 6,767,717 and the related intellectual property. For further details on the private placement, please see “Item 3.02 Unregistered Sales of Equity Securities” below.

We also entered into a Consulting Services Agreement with BioTech Knowledge LLC, a limited liability company under the law of the State of Delaware whose sole member is Dr. Keinan. Under this Consulting Services Agreement, BioTech Knowledge LLC agrees to provide services of Dr. Keinan to conduct further development of our potential products based on the intellectual property covered by U.S. Patent No. 6,767,717. We agreed to pay BioTech Knowledge LLC a monthly fee of $3,000 for such consulting services. The Consulting Services Agreement will terminate on February 1, 2009 or by written notice of 60 days in advance.

As part of the Consulting Services Agreement, we have obtained BioTech Knowledge LLC and Dr. Keinan’s written agreement that any and all intellectual property rights developed in the future and owned by BioTech Knowledge LLC or Dr. Keinan that relate to the detection of peroxide based explosives and similar materials will be assigned by BioTech Knowledge LLC and Dr. Keinan to our company. BioTech Knowledge LLC has also agreed that if such rights are owned by any academic institution in which Dr. Keinan works, BioTech Knowledge LLC and Dr. Keinan will make their best efforts to assist our company in obtaining a license to such rights on favourable terms.

In the event that the Patent Purchase Agreement terminates for any reason whatsoever, the Definitive Consulting Agreement will terminate at the same time and have no further force or effect.

Both the terms of the closing of the Patent Purchase Agreement and the Consulting Services Agreement were covered by a letter agreement entered into between our company and BioTech Knowledge LLC on February 1, 2006.

RISK FACTORS

This current report on Form 8-K contains forward-looking statements which relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” on pages 3 to 6, that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our common shares are considered speculative during the development of our new business operations. Prospective investors should consider carefully the risk factors set out below.

Risks Relating to Our Business

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern.

We incurred net losses of $157,665 for the year ended December 31, 2005 and $21,497 for the year ended December 31, 2004. On December 31, 2005, we had cash of $2,002. We anticipate that we will require up to approximately $1,439,000 to fund the implementation of our new business plan and research and development for our potential explosive detection products for the next 12 month period. Although we intend to raise the money required to fund our operations during this period of time from the sale of our equity securities, there can be no assurance that we will be able to do so. These circumstances caused our independent auditors to include an explanatory paragraph in their report dated March 2, 2006, regarding their concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

If we are unable to obtain additional funding our business operations will be harmed and if we do obtain additional financing our then existing shareholders may suffer substantial dilution.

We will require in excess of $1,439,000 in additional funds to sustain and develop our potential explosive detection products. Additional capital will be required to effect these operations and to otherwise implement our overall business strategy. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our plans and possibly cease our operations. Any additional equity financing may involve substantial dilution to our then existing shareholders.

We have a limited operating history and if we are not successful in continuing to grow our business, then we may have to scale back or even cease our ongoing business operations.

We have no history of revenues from operations and have no significant tangible assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. We have only recently completed our acquisition of U.S. Patent No. 6,767,717 and our company has no operating history in the business of research and development of explosive detection device. Accordingly, we must be considered in the development stage. Our success is significantly dependent on a successful development and commercialization of our potential explosive detection products. Our operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. We may be unable to develop a useful explosive detection device or achieve commercial acceptance of our potential explosive detection device or operate on a profitable basis. We are in the development stage and potential investors should be aware of the difficulties normally encountered by enterprises in the development stage. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

We have planned to acquire rights to certain patented intellectual property; however, we may not be successful in developing or marketing commercially viable products incorporating the intellectual property, which could add expense and delay operations.

We only recently acquired U.S. Patent No. 6,767,717 and its related technology for our potential explosive detection products but have not yet commercially exploited such intellectual property through the development of final products. We may never be able to develop or market products incorporating the intellectual property.

There is uncertainty over whether intellectual property we plan to acquire infringes on the rights of third parties, which could add expense and delay operations.

We recently acquired U.S. Patent No. 6,767,717 from Dr. Ehud Keinan for $120,000. While Dr. Keinan has represented to us that, to the best of his knowledge, the explosive detection technology covered by the Patent does not infringe on the rights of any third party, neither Dr. Keinan nor our company undertook a formal patent search or other investigation as to whether the detection technology infringes on the rights of any third party. In the event it is ultimately found that this technology does infringe on the rights of a third party, we may be prohibited from developing or marketing products incorporating the technology and we may be liable for damages to the third party upon whose technology we may have infringed

We may be unable to protect our proprietary rights, thereby permitting competitors to develop the same or similar products and technologies to ours, which could add expense and delay operations.

Our future results and ability to compete will be dependent, in large part, upon the marketing and sales of our proprietary potential products and technologies, the development of future proprietary products and technologies and the commercialization of purchased patented technologies. While we have received a U.S. patent covering certain of aspects of our potential explosive detection products, the patent may be successfully challenged and will not provided us with meaningful proprietary protections or that we may not have the financial resources to mount sustained patent defense. We could also incur substantial costs in asserting our intellectual property or proprietary rights against others or if others assert their rights against us. The failure to successfully protect our intellectual property and proprietary rights could enable others to duplicate or claim rights to our potential explosive detection products or otherwise develop similar or competitive products which may result in decreases in our future results of operations, liquidity and cash flows. Any such decreases may correspondingly decrease the market price of our common stock.

We face severe competition from other explosive detection companies, many of whom have greater resources than we do, which could cause us to lose sales add expense and delay our operations.

We will have to compete against companies that are also in the development, manufacturing and sales of explosive detection devices. We may be unable to effectively compete in the marketplaces in which we plan to operate. There are several other explosive detection providers that have significant inroads to the market sector. There are also government compliance issues that certain of our competitors in this field have already overcome.

Our principal research and development facilities will be located in Israel and the unstable military and political conditions of Israel may cause interruption or suspension of our business operations without warning.

Our principal research and development facilities will be located in Israel. As a result, we will be directly influenced by the political, economic and military conditions affecting Israel. Since the establishment of the State of Israel in 1948, a number of armed conflicts have taken place between Israel and its Arab neighbors and, since September 2000, involving the Palestinian population, and a state of hostility, varying in degree and intensity, has led to security problems in Israel. Acts of random terrorism periodically occur which could affect our operations or personnel.

In addition, Israeli-based companies and companies doing business with Israel, have been the subject of an economic boycott by members of the Arab League and certain other predominantly Muslim countries since Israel’s establishment. Although Israel has entered into various agreements with certain Arab countries and the Palestinian

Authority, and various declarations have been signed in connection with efforts to resolve some of the economic and political problems in the Middle East, we cannot predict whether or in what manner these problems will be resolved. Also, since the end of September 2000, there has been a marked increase in the level of terrorism in Israel, which has significantly damaged both the Israeli economy and levels of foreign and local investment.

Furthermore, if we employ officers or employees in the Israel in the future, they may be obligated to perform annual reserve duty in the Israel Defense Forces and are subject to being called up for active military duty at any time. All Israeli male citizens who have served in the army are subject to an obligation to perform reserve duty until they are between 45 and 54 years old, depending upon the nature of their military service.

Because our sole officer and some of our directors are located in non-U.S. jurisdictions, you may have no effective recourse against the management for misconduct and may not be able to enforce judgement and civil liabilities against our officers, directors, experts and agents.

Our sole officer, Mr. Gadi Aner and some of our directors are nationals and/or residents of countries other than the United States, and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for investors to enforce within the United States any judgments obtained against our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any U.S. state.

Investors’ interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities.

Our Certificate of Incorporation authorizes the issuance of 350,000,000 shares of common stock. Our board of directors has the authority to issue additional shares up to the authorized capital stated in the certificate of incorporation. Our board of directors may choose to issue some or all of such shares to acquire one or more businesses or to obtain additional financing in the future. The issuance of any such shares may result in a reduction of the book value or market price of the outstanding shares of our common stock. It will also cause a reduction in the proportionate ownership and voting power of all other stockholders. Further, any such issuance may result in a change of control of our company.

Our By-laws contain provisions indemnifying our officers and directors against all costs, charges and expenses incurred by them.

Our By-laws contain provisions with respect to the indemnification of our officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

Our by-laws do not contain anti-takeover provisions which could result in a change of our management and directors if there is a take-over of our company.

We do not currently have a shareholder rights plan or any anti-takeover provisions in our by-laws. Without any anti-takeover provisions, there is no deterrent for a take-over of our company, which may result in a change in our management and directors.

Risks Associated With Our Common Stock

There is no active trading market for our common stock and if a market for our common stock does not develop, our investors will be unable to sell their shares.

There is currently no active trading market for our common stock and such a market may not develop or be sustained. Shares of our common stock are eligible for quotation on the National Association of Securities Dealers Inc.’s OTC Bulletin Board but there has been no trade in our common stock. We cannot provide our investors with any assurance that a public market will materialize. Further, the OTC Bulletin Board is not a listing service or exchange, but is instead a dealer quotation service for subscribing members. If our common stock is not quoted on the OTC Bulletin Board or if a public market for our common stock does not develop, then investors may not be able to resell the shares of our common stock that they have purchased and may lose all of their investment. If we establish a trading market for our common stock, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operation results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of developmental stage companies. As we are a development stage company such fluctuations may negatively affect the market price of our common stock.

Because we do not intend to pay any dividends on our common stock, investors seeking dividend income or liquidity should not purchase shares of our common stock.

We have not declared or paid any dividends on our common stock since our inception, and we do not anticipate paying any such dividends for the foreseeable future. Investors seeking dividend income or liquidity should not invest in our common stock.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations and the NASD’s sales practice requirements, which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the NASD has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the NASD believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

DESCRIPTION OF BUSINESS

Corporate Overview and History

Our company was incorporated in the State of Nevada on May 22, 2002. Our principal executive and head offices are located at 18 Halevna Street, Timrat, Israel 23840.

Since our inception our business has been to provide professional consulting services for the technical and economic evaluation of petroleum and natural gas resources. The primary services that we offered was conducting due diligence on petroleum and natural gas projects, identifying potential petroleum and natural gas projects available for acquisition by clients and the provision of professional services to petroleum and natural gas clients primarily in the technical areas of geology, geophysics and petroleum engineering. In order to have achieved the goal of offering those services at the standard we were aiming for, we should have retained a strong database of highly experienced consultants. We were not successful in retaining such consultants because of a lack of money and the difficulties involved in recruiting and hiring such qualified individuals. Management determined that we should wait until our business operations expanded before hiring outside consultants. This was a reasonable decision because our officers and directors were experienced in the consulting areas and were capable of performing most, if not all, of the services that we offered.

We were not successful in fully implementing our initial business plan for the consulting services have decided to no longer offer consulting services to oil and gas companies. To better protect stockholder interests and provide future appreciation, management have conducted an in-depth analysis of our business and decided to find a product that we will be able to develop and license or sell. The product that we have found is a method of detecting peroxide based explosives.

Accordingly, on February 1, 2006, we announced that we had signed a patent purchase agreement with Dr. Ehud Keinan. The U.S. Patent No. 6,767,717 describes an invention that provides a method of detection of peroxide based explosives. Through a consulting services agreement that we signed at the same time, Dr. Ehud Keinan, the inventor of the method described in the patent, has agreed to provide consulting services to us in order to develop the patent into a commercially viable product.

From our inception until the decision to abandon the consulting services business on February 1, 2006, we have offered consulting services to oil and gas companies in Canada and the United States. As of December 30, 2005, we did not realized any significant revenues from operations. Our principal activities consisted of raising capital through the sale of its securities.

Our Current Business

With the completion of the Patent Purchase Agreement to acquire U.S. Patent No. 6,767,717, we changed our current mission to leverage our technology and unmatched capabilities in the field of explosive detection devices, to commercialize a series of compelling and easy to use products for accurate and immediate detection of explosives and other suspected substances such as drugs of abuse, biological contamination and others.

The Market

Improvised explosive devices based on peroxide containing materials have increasingly been used in recent years by various terrorist organizations, especially in Israel, as well as in the UK and the USA. The main reason is that such peroxide-based explosives can be easily "home-made" using inexpensive, readily available starting materials which can be purchased in most hardware and paint stores, even in bulk quantities. One class of such peroxide-based explosives can be easily produced by reacting various carbonyl compounds (e.g. ketones, aldehydes and their derivatives) with hydrogen peroxide under acid catalysis. For example, when a mixture of acetone, hydrogen peroxide and small amounts of a mineral acid such as sulfuric acid is left for several hours at room temperature, white crystals of triacetone triperoxide, commonly referred to as TATP, and diacetone diperoxide, commonly referred to as DADP, are formed.

These crystals are collected and can be stashed with water or with 10% sodium carbonate solution. TATP and DADP are powerful initiators by themselves and can be used as the main filler in home-made detonators. They are quite unstable explosives and may explode under rough handling, scratching with metals or by sparks and open flame, even when they contain up to 25% water or even when immersed in water. The explosive intensity of TATP is approximately 5/8 that of TNT. This material is quite volatile, unless used shortly after its manufacture, should be stored in a cool, dark dry place.

Another commonly used peroxide based explosive is hexamethylenetriperoxidediamine, commonly referred to as HMTD. It can be prepared by treating hexamethylenetetramine with hydrogen peroxide in the presence of a weak acid, such as citric acid, in order to neutralize the liberated ammonia.

Although many peroxide containing materials of the above-described type are known for more than 70 years, no satisfactory method for their field detection has been suggested to date. The detection of peroxide-based explosives is particularly difficult because all these materials do not contain nitro groups or any other nitrogen oxide functional groups. Since most of the currently available explosive detectors are based on the detection of nitro groups, they cannot be employed for detection of peroxide-based materials. Consequently, and in view of the increased use of such peroxide-based explosives by terrorists, especially in the Middle East as well as in other parts of the world, there exists an urgent need for highly sensitive method, and devices for the early detection of peroxide-based explosives and improvised explosive devices employing them.

Most of the commonly used procedures today for explosive detection are not effective in identifying peroxide based explosives. The three overall methods of explosives detection in use today are:

(a)	Manual – searching by hand and/or with the use of specially trained dogs. This practice involves obvious risks.

(b)	Bulk Detection – attempts to detect macroscopic mass on the basis of characteristic specific gravity using X-ray or CT techniques.

(c)	Trace Detection – senses the presence of explosives through chemical identification of microscopic residues of the compound, in either vapor or particle form. Trace detection is generally used to resolve alarms raised when suspicious items are identified either manually or through bulk detection.

To address this need to provide reliable and effective detection of peroxide-based explosives, we plan to develop and launch a series of devices for the identification of explosives and other suspect substances based on the intellectual property covered by U.S. Patent No. 6,767,717. We believe, once our potential explosive detection devices are ready for the market, they will be supplied for use by law enforcement, military and security staff at terrorist target locations.

Our Product

We are currently developing and testing a prototype of our first product called the Peroxide Explosives Tester or PET. PET is a small pen like probe, included in a mobile kit for determining the presence of peroxide-based explosives using three chemical solutions and relies on direct contact with the suspicious substance. PET has designed for rapid, on-site detection of peroxide-based explosives. Its main advantages are high sensitivity, high selectivity, fast response, simple operation, small size and cost effectiveness. We anticipate that PET may be launched in the year ending December 31, 2006. However, we cannot assure you that our development and testing of PET will be successful or that PET will gain commercial acceptance in the marketplace.

The PET prototype is a small, pen like device (Figure 1) a sample is collected or swiped with a silicone rubber based test pad, which is reinserted into the device. If TATP is present, the resulting solution turns a green-blue color. Even trace amounts will provide a suitable indication.

We plan to follow PET with additional future products utilizing our proprietary technologies and public domain methods for detecting other explosives. These products are expected to include:

Air Sampling – a sniffer device for detecting explosives in the air, not only on direct contact, for integration in explosive detection systems to give them TATP screening capability.

Multi-Test – a version of the PET, making mass screening for TATP possible.

Multi-Substance – kits combining peroxide detection with testing for other explosive materials.

Additional Substances – applying both the contact and sniffer technologies for portable kits for detecting drugs, contamination and other illicit substances.

The Multi-Test version will be based on the same chemistry with one significant difference, that the three solutions will be released from large dispensers rather than from one-time ampoules. Availability of the multi-test PET will enable the graduation of the PET from a single use device for testing items which have been identified as suspicious to a system that can be used to routinely check large numbers of people or objects, thereby providing highly effective screening.

With marginal additional cost per check, the Multi-Test PET will be useable in high volume locations such as airports and other mass transport sites. It will also be applicable to checking staff and others entering factories, airports and other sensitive locations, where security is a main priority, but where 100% screening is impractical using current methods.

Competition

We will be competing with other developers and manufacturers of explosive detection device. Several corporate announcements have recently appeared in the media about efforts to develop devices that detect TATP. Most of these devices are based on air-sampling followed by spectral analysis using various methods. These instruments, which are quite heavy and expensive, are designed primarily for checkpoint stations, such as airports. Nevertheless, to the best of our knowledge, none of them can compete with our potential peroxide based explosive detection device, which is a small, disposable device, portable, easy to operate for quick analysis by anybody at any location.

Another relevant development that has recently been introduced to the explosives detection market is a multipurpose portal, which is already in use at major airports. The leading company in this market is GE.

Intellectual Property

Our success will depend in part on our ability, and the ability of our future licensees, to obtain patent protection for our technology and processes we acquired under the Patent Purchase Agreement from Dr. Ehud Keinan. Under the Patent Purchase Agreement, we own the technology covered by United States Patent No. 6,767,717 issued on July 27, 2004.

The U.S. Patent No. 6,767,717 relates to the method for the detection of explosives. The intellectual property covered by U.S Patent No. 6,767,717 describes a method of detecting a peroxide-based explosive in a sample suspected of consisting of or comprising such explosive, which method comprises dissolving said sample in a suitable organic solvent, contacting the solution with an aqueous solution of a strong acid capable of decomposing said explosive to release hydrogen peroxide, and contacting the resulting mixture with a peroxidase enzyme.

Government Regulation

It is not expected that specific regulatory approval will be required before our potential explosive detection devices are brought into the market. The first solution contained in our prototype PET product is a strong acid. It is corrosive but not toxic when diluted. The other two solutions used in our prototype PET product are non-toxic. Since all three solutions in our prototype PET product are stored in close compartments inside the device, there is no chance of users touching any of them during the test. Upon mixing all three solutions, the resultant mixture is no longer acidic, it is non-toxic, is of no biological hazard. Therefore, the used apparatus can be discarded in any trash can.

We plan to work with governmental bodies, such as the Technical Support Working Group in the US and other government agencies, to ensure that our products meet their specific requirements. The Technical Support Working Group is a US national forum that identifies, prioritizes, and coordinates interagency and international research and development requirements for combating terrorism. The Technical Support Working Group assists to develop technologies and equipment to meet the high priority needs of the combating terrorism community, and addresses joint international operational requirements through cooperative research and development. Israel is a designated partner of the Technical Support Working Group.

Research And Development

Our company's research and development efforts will be focused on enhancing our potential explosive detection products, including the periodic redesign of products and the incorporation of new technologies to improve the performance and design of new product lines and the expansion and adaptation of existing prototype PET product. Our company will conduct all of the research and development of our products. During the next 12 months to March 15, 2007, we anticipate spending approximately $449,000 on research and development.

Employees

We currently only have one employee, Gadi Aner, who is a director and sole officer who, at present, has not signed an employment or consulting agreement with us. We may hire up to 6 employees over the next 12 month period, including a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Technician, Technical Designer, Sales Agent and Manager and other administrative staff. We plan to outsource contract employment as needed.

Subsidiary

On March 19, 2006, we acquired 1,000 Ordinary Shares of Percival Ltd., which representing all of the issued and outstanding share capital of Percival Ltd., from ORO Trust Company. Percival Ltd. is a private company incorporated under the laws of Israel on February 6, 2006.

Description of Property

We are currently using the office and business premises of one of our directors, Gadi Aner, in Timrat, Isreal, on a rent-free basis. The business premises consist of a single office. There is no written lease agreement or other written contract for the space use.

Legal Proceedings

We are not a party to, or the subject of, any pending legal proceeding. We are not aware of any proceeding being contemplated by a governmental authority.

PLAN OF OPERATIONS

Overview

You should read the following discussion of our financial condition and results of operations together with the consolidated audited financial statements and the notes to consolidated audited financial statements included elsewhere in this filing prepared in accordance with accounting principles generally accepted in the United States. This discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those anticipated in these forward-looking statements.

Our management has decided to abandon the oil and gas consulting business and plans to become engaged in the business of the development of methods of explosives detection. On February 1, 2006, we entered into a Patent Purchase Agreement with Dr. Ehud Keinan, a Consulting Services Agreement with Dr. Keinan and BioTech Knowledge LLC and a letter agreement with BioTech Knowledge LLC. The patent that we have purchased describes a method of detection of peroxide based explosives. Through the Consulting Services Agreement, Dr. Ehud Keinan, the inventor of the method described in the patent, has agreed to provide consulting services to us in order to develop the patent into a commercially viable product.

BioTech Knowledge LLC is a limited liability company incorporated under the laws of the state of Delaware, whose sole member is Dr. Keinan. Through BioTech Knowledge LLC, Dr. Keinan is the beneficial owner of 10,200,001 shares of our company, which is approximately 31.59% of the issued and outstanding shares.

The Patent Purchase Agreement covers the purchase of U.S. Patent No. 6,767,717 by us from Dr. Keinan. The Consulting Services Agreement engages Dr. Keinan as a consultant to the Company. The letter agreement contains obligations, representations and warranties of both the parties that govern their conduct up to and including the closing date of the patent purchase, which was March 15, 2006.

Over the next twelve months, we plan to develop and commercialize the detection device for peroxide based explosive using the intellectual property covered in U.S. Patent No. 6,767,717. Pursuant to the consulting agreement Dr. Keinan, the inventor of the detection device described in the Patent, will provide us with consultant services and will continue to work on the development of the product into a marketable device.

Cash Requirements

For the next 12 months we plan to expend a total of approximately $1,439,000 in implementing our new business plan of developing and commercializing out potential explosive detection devise. Pursuant to the Patent Purchase Agreement with Dr. Keinan, we paid cash $120,000 to Dr. Keinan for the assignment of U.S. Patent No. 6,767,717 and the related intellectual property. We will also be obligated to pay BioTech Knowledge LLC, a wholly owned company of Dr. Keinan, $3,000 per month for consulting services to be provided by Dr. Keinan. In addition, we estimate our operating expenses and working capital requirements for the next twelve months to March 15, 2007 to be as follows:

Estimated Expenses to December 31, 2006
Product Research and Development		$ 449,000
Sales and Marketing		$ 240,000
Officer and Employee Compensation		$ 550,000
General and Administrative		$ 200,000
Total		$ 1,439,000

Product Research and Development

We plan to conduct further research and development to improve upon the prototype explosive detection device developed using the intellectual property covered by U.S. Patent No. 6,767,717 in the next 12 months. We plan to improve the prototype so it may gain acceptance to the addressable market and so we may move into the full production phase. We anticipate our research and development costs for the next 12 months will be approximately $449,000.

Sales and Marketing

We anticipate that we may spend up to $240,000 in the next 12 months in the sales and marketing of our potential explosive detection products. This amount reflects our commitment to invest in promotional activities for our potential products. We plan to introduce our potential products to the addressable markets such as the law enforcement agencies, military, airport security personnel and others employed in security checkpoints at other locations vulnerable to terrorist attacks.

Officer and Employee Compensation

We plan to employ three executive officers including a Chief Executive Officer, a Chief Financial Officer and a Chief Operating Officer. Pursuant to a Consulting Services Agreement we entered with BioTech Knowledge LLC, a company wholly owned by Dr. Keinan, we agree to pay $3,000 per month for consulting services to be provided by Dr. Keinan. Together with this contractual obligation we anticipate we may spend up to approximately $550,000 in officer and employee compensation during the next 12 months.

General Administration

We anticipate spending approximately $200,000 on general and administration costs in the next 12 months. These costs will consist primarily of accounting fees, banking, legal fees and telephone and utility bills.

Trends and Uncertainties

Our ability to generate revenues in the future is dependent on whether our potential customers buy our products. We cannot predict whether or when this might happen and this causes uncertainty with respect to the growth of our company and our ability to generate revenues.

Liquidity and Capital Resources

Overview

As of December 31, 2005, we had cash in the amount of $2,002 and $98,889 in current liabilities. We had a working capital deficiency of $96,841 as of December 31, 2005.

We currently anticipate that we will generate revenues in the long-term as we further develop the product, conduct marketing activities and generate sales. However, our cash flow projections are subject to numerous contingencies and risk factors beyond our control, including market acceptance of our product, competition from well-funded competitors, and our ability to manage our expected growth. We can offer no assurance that our company will generate cash flow sufficient to meet our capital expenditure requirements. If we do not generate significant cash flow from sales of our potential products, we will require additional monies during fiscal year ending December 31, 2006 to execute our business plan.

There are no assurances that we will be able to obtain funds required for our continued operation. There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to obtain the additional financing on a timely basis, we will not be able to meet our other obligations as they become due and we will be forced to scale down or perhaps even cease the operation of our business.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon obtaining further long-term financing, successful and sufficient market acceptance of any product offerings that we may introduce, the continuing successful development of our product offerings and related technologies, and, finally, achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Recent Private Placements

On January 19, 2006, we closed a private placement consisting of 1,442,858 shares (10,100,006 shares post-split) of our common stock at a price of $0.03 per share for gross proceeds of $43,286. We received promissory notes for the full amount, payable upon our demand. As of March 7, 2006, we had not yet demanded payment of the promissory notes.

On January 24, 2006, our board of directors approved a seven (7) for one (1) forward stock split of our authorized, issued and outstanding shares of common stock. We amended our Articles of Incorporation by filing a Certificate of Change with the Nevada Secretary of State wherein we stated that we will issue seven shares for every one share of common stock issued and outstanding immediately prior to the effective date of the forward stock split. The change in our Articles of Incorporation was effected with the Nevada Secretary of State on January 25, 2006. As a result, our authorized capital increased from 50,000,000 to 350,000,000 shares of common stock with a par value of $0.001. This increased the issued and outstanding share capital from 4,442,858 shares of common stock to 31,100,006 shares of common stock.

Pursuant to the Patent Purchase Agreement, we have agreed to raise, within 6 months after the date of closing of the patent purchase, at least $1,000,000 in equity, loans (whether or not convertible) or other credit arrangement, in order to finance the development and marketing of products described in the patent.

On February 20, 2006, we began the private placement to raise $1,000,000 required under the Patent Purchase Agreement by offering up to 1,500,000 units of our securities at $1.00 per unit, with each unit comprising one share of our common stock and one share purchase warrant to purchase one share of our common stock at the price of $1.50 per share. We completed the private placement on March 15, 2006, and received total subscription of $1,188,000. We paid a finder’s fee in cash equal to 8% on $1,100,000 of the proceeds raised to two finders. We used $120,000 from these subscription proceeds to pay for U.S. Patent No., 6,767,717.

Based on our current plan of operations, we only have sufficient funds for the next 8 months, after which time we will require additional funds to continue our business plan. In the event that we are unable to raise additional financing in the next 12 months, and fail to generate any cash flow, we may modify our operations plan accordingly. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock. Further, we may continue to be unprofitable.

Going Concern

Due to the uncertainty of our ability to meet our current operating and capital expenses, in their report on our audited financial statements for the fiscal year ended December 31, 2005, our independent auditors included an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Off-Balance Sheet Arrangements

Our company has no outstanding derivative financial instruments, off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts. Our company does not engage in trading activities involving non-exchange traded contracts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock known by us to be owned beneficially as of March 17, 2006 and the date hereof by: (i) each person (including any group) that owns more than 5% of any class of the voting securities of our company; (ii) each director and officer of our company; and (iii) directors and officers as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (1) (2)
Common Stock	Dr. Ehud Keinan 10550 North Torrey Pines Road MB-20, La Jolla CA 92037	10,200,001 (3)	31.59
Common Stock	Gadi Aner P.O. Box 18 Timrat, 23840 Israel	2,550,002(4)	7.90
Common Stock	Directors and Officers (as a group)	12,750,003	39.49

(1) Regulation S-B under the Exchange Act, defines a beneficial owner of a security as any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 17, 2006, and the date of this Information Statement.

(2) Based upon 32,288,006 issued and outstanding shares of common stock as of March 17, 2006 and as of the date of this current report.

(3) There shares are registered under BioTech Knowledge LLC, which is wholly owned by Dr. Ehud Keinan.

(4) There shares include 1,400,000 shares registered under M.G-Net Ltd., which is wholly owned by Mr. Gadi Aner and his wife.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding our current executive officers and directors:

Name	Age	Position with the Company	Served as a Director and Officer Since
Gadi Aner	53	Director, CEO and President	March 15, 2006
Ehud Keinan	59	Director	March 15, 2006
Dan Elnathan	52	Director	March 15, 2006

Gadi Aner:

Mr. Aner has extensive experience in the establishment and management of companies in high technology companies, including all operational, marketing and financial aspects. Since 2001 to present, he has been the founder and managing director of Symposia (Israel) Ltd., which engages in the development of applications for the organization of events and conferences and utitlizes the Internet infrastructure to enable clients to use these applications. From 1998 to 2000, Mr. Aner was the CEO of Verdant Biotechnologies Ltd., which is an agricultural biotechnology company developing technologies to enhance resistance of agricultural crops. From 1995 to 1997, Mr. Aner served as the CEO of Pharmore Therapeutics Ltd., which worked in collaboration with the Technion, the Israel Institute of Technology, in developing less toxic, novel compounds for treatment of cancer. Mr. Aner received his bachelor’s degree in economics and political sciences from Haifa University.

Ehud Keinan:

Dr. Keinan is currently the Benno Gitter and Ilana Ben Ami Chair of Biotechnology at the Technion's Faculty of Chemistry. He received his Ph.D. in Organic Chemistry from Weizmann Institute of Science in Israel in 1977 and undertook post-doctoral research in the Department of Chemistry at University of Wisconsin from 1977 to 1980. Since 2004, Dr. Keinan has served as the Den of Faculty of Chemistry at the Technion. From 1999 to 2004, Dr. Kainan served as the founder and head of the Institute of Catalysis Science and Technology at the Technion. Dr. Keinan has received numerous honors and awards in the fields of chemistry and biochemistry. He has also published extensively in the areas of chemistry and biochemistry.

Dan Elnathan:

Mr. Elnathan is currently the chairman of the Accounting Department at the College of Management in Israel. He has served in that position since 2002. From 2000 to 2001, he was a professor of clinical accounting at the University of Southern California’s School and Accounting. From 2004 to present, Mr. Elnathan also served as a member of the board of director and the chairman of the audit committee of Vita Pri Hagalil, an Israeli public company. Mr. Elnathan received his Ph.D. in Accounting from Wharton School of Business at University of Pennsylvania.

Board Meetings and Committees

Our board of directors held no formal meetings during the year ended December 31, 2005. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporation Law and the bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We do not have standing audit, nominating or compensation committees, or committees performing similar functions. Our board of directors believe that it is not necessary to have a standing audit or compensation committees at this time because the functions of such committees are adequately performed by our board of directors.

Our board of directors also is of the view that it is appropriate for us not to have a standing nominating committee because we believe our three directors collectively will perform adequately the functions of a nominating committee. Our board of directors has not adopted a charter for the nomination committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

We currently do not provide a process for security holders to send communications to the board of directors. Because we currently only have a small number of directors, we do not believe it would be necessary or appropriate for us to provide a separate process for security holders to send communication to the board of directors. As our company expands in the future and the number of our directors increases, we may contemplate providing a process for security holders to send communications to the board of directors.

We also do not have any policy with regard to board members’ attendance at annual meetings. We have not held an annual general meeting of shareholders since our inception.

Code Of Ethics

Effective March 23, 2005, our company’s board of directors adopted a Code of Business Conduct and Ethics and Compliance Program that applies to all of our Company's officers, directors and employees. As adopted, our Code of Business Conduct and Ethics and Compliance Program sets forth written standards that are designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the Code of Business Conduct and Ethics and Compliance Program to an appropriate person or persons identified in the Code of Business Conduct and Ethics and Compliance Program; and (5) accountability for adherence to the Code of Business Conduct and Ethics and Compliance Program. Our Code of Business Conduct and Ethics and Compliance Program requires, among other things, that all of our Company's personnel shall be accorded full access to our chief financial officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics and Compliance Program. Further, all of our Company's personnel are to be accorded full access to our Company's board of directors if any such matter involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by our Chief Financial Officer. In addition, our Code of Business Conduct and Ethics and Compliance Program emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our Company, consistent with generally accepted accounting principles, and federal and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Chief Financial Officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by the chief financial officer, the incident must be reported to any member of our board of directors. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Company's Code of Business Conduct and Ethics and Compliance Program by another. We will provide a copy of the Code of Business Conduct and Ethics and Compliance Program to any person without charge, upon request. Requests can be sent to: Medina International Corp., 1305 – 1090 West Georgia Street, Vancouver, British Columbia, Canada V6E 3V7.

Legal Proceedings

We are not aware of any legal proceedings in which any director or officer, any proposed director or officer or any owner of record or beneficial owner of more than 5% of any class of voting securities of our company, or any affiliate of any such director or officer, proposed director or officer or security holder, is a party adverse to our company or has a material interest adverse to our company.

Certain Relationships And Related Transactions

During the last two years and except as disclosed below, none of the following persons has had any direct or indirect material interest in any transaction to which our company was or is a party, or in any proposed transaction to which our company proposes to be a party:

(a)	any director or officer of our company;

(b)	any proposed director of officer of our company;

(c)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(d)	any member of the immediate family of any of the foregoing persons (including a spouse, parents, children, siblings, and in-laws):

- Pursuant to the terms of the Patent Purchase Agreement, we paid $120,000 to purchase the patent registered in the U.S. Patent Office under U.S. Patent No. 6,767,717 from Dr. Keinan, who beneficially owns 10,200,001 shares of our common stock.

- Pursuant to the terms of the Consulting Services Agreement, we will pay to BioTech Knowledge LLC $3,000 each month for consulting services to be provided by Dr. Keinan, who beneficially owns 10,200,001 shares of our common stock.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

To the best of our knowledge, all executive officers, directors and greater than 10% stockholders filed the required reports in a timely manner, except for the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Ehud Keinan(1)	1	1	Nil
Nick DeMare(2)	1	1	Nil
Brad Colby(2)	1	1	Nil

(1)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership.
(2)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership.

EXECUTIVE COMPENSATION

The following table sets forth certain compensation paid or accrued to former and current officers during the fiscal years ended December 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE
Name And Principal Position	Year	Annual Compensation			Long-Term Compensation
					Awards		Payouts	All Other Compen-sation ($)
		Salary ($)	Bonus ($)	Other Annual Comp- ensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)
Nick DeMare CFO, Secretary, Treasurer and Director	2005	Nil	Nil	Nil	Nil	Nil	Nil	$6,750(2)
	2004	Nil	Nil	Nil	Nil	Nil	Nil	$5,600(2)
	2003	Nil	Nil	$22,500(1)	Nil	Nil	Nil	$3,000(2)
Brad Colby(3) President, CEO and Director	2005	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2004	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2003	Nil	Nil	$22,500(1)	Nil	Nil	Nil	Nil

(1) Messrs. Colby and DeMare purchased 500,000 shares each of our common stock on May 22, 2002, in exchange for $0.005 per share, or $2,500 each. This annual compensation dollar value is the difference between the price paid by Messrs. Colby and DeMare of $0.005 per share and the price paid by purchasers of securities in our offering and sale of common stock on June 30, 2003 of $0.05 per share.

(2) Charged by Chase Management Ltd., a private company owned by Nick DeMare, for office, secretarial, accounting and professional services performed.

(3) As of January 24, 2006, Brad Colby resigned as Chief Executive Officer, President and a Director of the Company.

Option Grants In Last Fiscal Year

We have not granted any stock options since inception.

Compensation Of Directors

None of our Directors received director’s fees or other compensation in the fiscal year ended December 31, 2005. However, Chase Management Ltd., a private company owned by Nick DeMare, provides secretarial and accounting services to our company. During fiscal years 2005, and 2004, Chase Management Ltd. charged our company $6,750 and $5,600, respectively.

Employment Contracts

We do not currently have any employment agreements in effect. However, we have entered into a Consulting Services Agreement with BioTech Knowledge LLC, a company wholly owned by Dr. Keinan. We will pay BioTech Knowledge LLC a monthly fee of $3,000 for consulting services to be provided by Dr. Keinan to our company.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER TRANSACTIONS

Our shares of common stock were initially approved for quotation on the OTC Bulletin Board under the symbol MNAI on September 14, 2004. Our shares became ineligible for quotation on the OTC Bulletin Board on September 22, 2004 but remained eligible for quotation on the Pink Sheets. Our common stock became eligible again for quotation on the OTC Bulletin Board on November 11, 2004. Accordingly, our shares are currently quoted both on the OTC Bulletin Board and the Pink Sheets. On February 6, 2006, we effected a seven for one forward split and as a result our trading symbol was changed to MDIN.

There is currently no active trading in our common stock and there is no assurance that an active trading market will ever develop. Accordingly, there is no current public market for our common shares.

Other than the 1,188,000 warrants issued in our private placement closed on March 15, 2005 to purchase shares of our common stock at the price of $1.50 per share, there are no other outstanding options or warrants to purchase, or securities convertible into, any of our common equity. The 1,188,000 warrants will expire on March 15, 2008.

Outstanding Shares and Shareholders of Record

At March 17, 2006, there were 32,288,006 shares of our common stock issued and outstanding. These shares were held by approximately forty (40) shareholders of record.

Dividends

We have not paid any cash dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future. Our current policy is to retain earnings, if any, to fund the development and growth of our business. Any future determination to pay cash dividends will be at the discretion of the board of directors and will be dependent upon our financial condition, operating results, capital requirements, applicable contractual restrictions and any other factors that our board of directors deems relevant.

Securities Authorized For Issuance Under Equity Compensation Plans

We do not currently have, nor have we since inception had, any equity compensation plans.

Item 3.02 Unregistered Sale of Equity Securities

On March 15, 2006, we sold 1,188,000 units of our securities to 10 subscribers at $1.00 per unit, with each unit comprising one share of our common stock and one share purchase warrant to purchase one share of our common stock at the price of $1.50 per share. We received gross proceeds of $1,188,000 and we paid a finder’s fee in cash equal to 8% on $1,100,000 of the proceeds raised to two finders.

The private placements were exempt from registration under the Securities Act of 1933 pursuant to Regulation S and Rule 506 of Regulation D thereof.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 15, 2006, Mr. Nick DeMare resigned as our director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary. Mr. Gadi Aner, Dr. Ehud Keinan and Dr. Dan Elnathan have been appointed to the

Company’s Board of Directors and Mr. Gadi Aner has been appointed as the Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1	Patent Purchase Agreement between the Registrant and Dr. Ehud Keinan, dated February 1, 2006. (incorporated by reference from our current report on Form 8-K filed February 3, 2006).

10.2	Consulting Agreement between the Registrant and BioTech Knowledge LLC, dated February 1, 2006. (incorporated by reference from our current report on Form 8-K filed February 3, 2006).

10.3	Letter of Agreement between the Registrant and BioTech Knowledge LLC, dated February 1, 2006. (incorporated by reference from our current report on Form 8-K filed February 3, 2006).

21.1	Percival Ltd., Israel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDINA INTERNATIONAL CORP.

By: /s/ Gadi Aner

Gadi Aner
Chief Executive Officer and Director
Date: March 20, 2006